SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant          |X|

Filed by a party other than the registrant    | |

Check the appropriate box:

| |     Preliminary proxy statement.          | |     Confidential for use of
                                                      the commission only
                                                      (as permitted by
|X|     Definitive proxy statement.                   Rule 14a-6(e)(2)).

| |     Definitive additional materials.

| |     Soliciting material pursuant to Rule 14a-12.


                          CRESCENT COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)




                                 Not Applicable
           ___________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee: (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies: ___

(2)     Aggregate number of securities to which transaction applies: ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4)     Proposed maximum aggregate value of transaction: ___

(5)     Total fee paid: ___

|_|     Fee paid previously with preliminary materials: ___

|_|     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)     Amount Previously Paid: ___

(2)     Form, Schedule or Registration Statement No.: ___

(3)     Filing Party: ___

(4)     Date Filed: ___

                          CRESCENT COMMUNICATIONS, INC.
                       701 NORTH POST OAK, ROAD, SUITE 630
                              HOUSTON, TEXAS 77024
                                 (713) 682-7400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2003

     The Annual Meeting of Stockholders (the "Annual Meeting") of Crescent Communications, Inc. (the "Company") will be held at 701 N. Post Oak Road, Suite 500, Houston, Texas 77024, on May 30, 2003 at 10:00 a.m. (CST) for the following purposes:

(1)  To elect five (5) Directors.

(2) To amend the Articles of Incorporation to increase the authorized common stock of the Company to 85,000,000 shares of common stock.

(3)  To approve the 2002 Stock and Stock Option Plan.

(4) To ratify the selection of Ham, Langston & Brezina, L.L.P. as the Company's independent auditor for the year ending December 31, 2003.

(5) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on March 31, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              /S/ MANFRED STERNBERG
                                              DIRECTOR, CHIEF EXECUTIVE OFFICER
                                              AND TREASURER

MAY 6, 2003
HOUSTON, TEXAS

                          CRESCENT COMMUNICATIONS, INC.
                       701 NORTH POST OAK, ROAD, SUITE 630
                              HOUSTON, TEXAS 77024
                                 (713) 682-7400

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2003

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Crescent Communications, Inc., a Nevada corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 701 North Post Oak Road, Suite 500, Houston, Texas 77024, on May 30, 2003 at 10:00 a. m. (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about May 6, 2003. The cost of solicitation of proxies is being borne by the Company.

     The close of business on March 31, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were approximately 20,091,251 shares of the Company's common stock, par value $.001 per share (the "Common Stock") issued and outstanding and entitled to vote, 120 shares of Series A Preferred Stock issued and outstanding and entitled to vote that have 233,975 votes per share of Series A Preferred Stock, or an aggregate of 28,077,000 votes for the class of Series A Preferred Stock, and 23 shares of Series B Preferred Stock issued and outstanding and entitled to vote, that have 50,000 votes per share of Series B Preferred Stock, or an aggregate of 1,150,000 votes for the class of Series B Preferred Stock. The Series A Preferred Stock and the Series B Preferred Stock vote along with the Common Stock on all matters that require a vote of the Common stock. Collectively, all our voting security holders have 49,318,251 votes entitled to vote. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock, the voting power of the Series A Preferred Stock, and the voting power of the Series B Preferred Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share of common stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each share of Series A Preferred Stock is entitled to 233,975 votes per share of Series A Preferred Stock at the Annual Meeting. Each share of Series B Preferred Stock is entitled to 50,000 votes per share of Series B Preferred Stock at the Annual Meeting.

     Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy by our Common Stock, the voting power of the Series A Preferred Stock and the voting power of the Series B Preferred Stock in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the issued and outstanding shares of Common Stock, the voting power of the Series A Preferred Stock, and the voting power of the Series B Preferred Stock entitled to vote at the Annual Meeting is required for the amendment to the Articles of

Incorporation in Number 2 set forth in the accompanying Notice. The affirmative vote of a majority of the shares of Common Stock, the voting power of the Series A Preferred Stock, and the voting power of the Series B Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Number 3 set forth in the accompanying Notice. The affirmative vote of a majority of the shares of Common Stock, the voting power of the Series A Preferred Stock, and the voting power of the Series A Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 4 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED IN NUMBER 1, (II) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN NUMBER 2, (III) FOR THE 2002 STOCK AND STOCK OPTION PLAN IN NUMBER 3, AND (IV) FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2003. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            ---------------------------------------------------------

             (1)     TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR

            ---------------------------------------------------------


NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his death, resignation, retirement, removal, disqualification, or until his successor shall have been elected and qualified. Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     The nominees for Director are:

     Manfred Sternberg
     Robert Davis
     Jeff Olexa
     William Koehler
     Gilbert Gertner

     Manfred Sternberg, Jeff Olexa, and Robert Davis are presently our Directors and nominees. William Koehler and Gilbert Gertner are nominees for Director.

     Manfred Sternberg has been Chief Executive Officer and a Director since 2000. Prior to founding Crescent Communications, Mr. Sternberg was an investor and board member of several broadband providers in Houston, Texas. He is a graduate of Tulane University and Louisiana State University School of Law. Mr. Sternberg is licensed to practice law in Texas, Louisiana and the District of

Columbia and is Board Certified in Consumer and Commercial Law by the Texas Board of Legal Specialization. Mr. Sternberg has been in the private practice of law since 1985.

     Robert Davis has been a Director since July 2001. Mr. Davis was the founder of Solis Communications, Inc., which was acquired by us in July 2001. Mr. Davis is also involved in the energy industry, having founded several successful companies including, Upland Energy, Inc. in 1985, MPH Production Co. in 1988, and Laguna Rig Service, Inc. in 1999. Mr. Davis has been the President of Upland Energy, Inc. since 1985 and he has primarily been involved in the oil and gas business since that time. Mr. Davis received a BBA in Finance from Texas A&M University in 1980.

     Jeff Olexa has been a Director and our Chief Technology Officer since 2000. He has 17 years experience in technical and consultative selling in the telecommunications and Internet industries. Mr. Olexa was previously employed with CXR Telecom, from 1984 until 1988 and National Business Group, a nation-wide integration company, from 1989 to 1998 where he served as Regional Manager over the South Central Region. From 1998 until 2000, Mr. Olexa was with the predecessor of Crescent Communications, Inc. Mr. Olexa was our President from 2000 until 2003, when our Board appointed David Loeschner as our President. Prior to his commercial experience, Mr. Olexa was in the armed forces where he maintained an Air Force telecommunication facility.

     William Koehler is a co-founder and has been the President/CEO of Trilliant Corporation since 2000. From 1992 until 2000, Mr. Koehler was the Vice President of Business Development of an Electrical Engineering firm that specialized in the assessment, design and project implementation of technology efforts for their clients. Trilliant is a Technology Consulting firm serving Fortune 500 companies, K-12 and higher education and companies with specialized IT applications. Mr. Koehler has a BBA from Texas A&M in Business Analysis, with a specialization in Production Operation Management. Mr. Koehler has spent the last 15 years of his career working in the IT and Professional Services industry and has a broad range of skills. His experience ranges from the design and management of the implementation of multination voice and data networks to the needs assessment and the development of a Global technology strategy for large multinational corporations. The customers that Mr. Koehler has worked with reads like the who's who of the fortune 500: Pennzoil, American General Insurance, Texaco, British Petroleum, Brown and Root, Enron and many others. At the same time, he has worked with dozens of school districts to ascertain and assist in the development of more cost effective and robust systems in an attempt to assist these districts to spread technology out to the classrooms and help children learn. Mr. Koehler has spoken at many state and local events about technology and continues to look for opportunities to continue this effort.

     Gilbert Gertner is a private investor and co-founder of a number of industrial, real estate development and high-tech companies. Mr. Gertner is known for his philanthropic endeavors including the construction of schools and medical facilities in developing countries. Mr. Gertner currently serves as Chairman of the Board and CEO of Worldwide Petromoly, Inc. a company with which he has been associated since 1993. During the period from 1994 to 1997 Mr. Gertner served as a Director of Citadel Computer Systems and prior to 1996, Mr. Gertner also served as a Director of Data Software Systems, Inc.

OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our Directors are elected annually and hold office until their death, resignation, retirement, removal, disqualification, or the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our Directors and Executive Officers. Our current Board of Directors consists of three persons.


NAME                      AGE                POSITION

--------------------------------------------------------------------

Manfred Sternberg          42  Director and Chief Executive Officer


Robert Davis               45  Director and Chairman of
                               the Board


Jeff Olexa                 44  Director and
                               Chief Technology Officer


David Loeschner            49  President


Michael A. McDonald        55  Chief Financial Officer


Gilbert Gertner            78  Nominee for Director


William Koehler            37  Nominee for Director

     David Loeschner has been our President since April 16, 2003. Mr. Loeschner was previously appointed as our Executive Vice President in January 2003. Mr. Loeschner received a Bachelor of Science degree in engineering from the United States Military Academy at West Point (1975) and he has a masters in business administration from Websters College (1979). He served in the field artillery branch of the U.S. Army as a commander of a basic training unit and then as an officer in a field artillery battery in Korea. He was in the military from 1975 until 1981. Mr. Loeschner has more than 20 years of corporate and sales management experience, Loeschner has helped companies grow sales significantly in short periods of time. His most recent experience was with BP Microsystems, an electronics manufacturer, as an Executive Vice President from 1994 until 2002.

     Michael A. McDonald has been our CFO since 2002. Mr. McDonald has over 27 years of experience in the medical administration field. From 1993 until 2002 Mr. McDonald was the COO of the Harris County Medical Society, Medserv, Inc.
He has managed several physician groups with a range of revenues over $12 million. Harris County Medical Society is the largest county society in the country. During his time at the medical society he helped raise over $6 million as a registered agent for a stock offering to start an insurance company owned by physicians, he helped coordinate a joint venture to do verification of credentials of physicians, administered the production of a pictorial directory with over 13,000 distribution in Houston, produced two trade shows per year for the physician membership, and was responsible for reviewing and recommending products and services for endorsement by the Harris County Medical Society.

RELATED TRANSACTIONS

     Our Board of Directors has adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions between us and our Officers, Directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested Directors. In our view, all of the transactions described below meet this standard.

     During the year ended December 31, 2002 and the period from inception, July 23, 2001, to December 31, 2001, we engaged in transactions with related parties as set forth below.

     During the year ended December 31, 2002 and the period from inception, July 32, 2001, to December 31, 2001, Manfred Sternberg made loans to us under convertible debt notes totaling $166,185, and Robert Davis made loans to us under convertible debt notes totaling $134,000. These notes bear interest at a stated rate of 8% per year, with interest due monthly, and are due on demand.
If demand is not made by the note holders, the final maturity dates of these notes will occur at various dates through October 2003. These notes provide the holders an option for immediate conversion into shares of our common stock at a conversion price of $0.05 per share. The conversion price at the date these notes were negotiated was below the fair value of our common stock.
Accordingly, these notes were issued at discounts equal to their entire stated value and because the notes were immediately convertible, the discounts were charged directly to interest expense at the date the notes were funded, resulting in an effective annual interest rate exceeding 100% in the year of origination. The total amount due under convertible notes payable to related parties at December 31, 2002 was $300,185.

     During the year ended December 31, 2002, we entered into a factoring arrangement with Mr. Sternberg on our accounts receivable. The amount due under this factoring arrangement was $34,265 at December 31, 2002. This factoring arrangement calls for interest at 10 percent.

     During the period from inception to December 31, 2001, we entered into a $150,000 line of credit agreement with Manfred Sternberg and Robert Davis. The total amount due under this line of credit agreement at December 31, 2002 is $100,754. This line of credit is due on demand and bears interest a the rate of prime (4.75%) at December 31, 2002 plus 1.25%.

     During the year ended December 31, 2002 and the period from inception, July 23, 2001, to December 31, 2002, we incurred interest expenses on related party debt totaling approximately $333,000.

     Mr. Sternberg was the Chief Executive Officer of Crescent Services Corp. in January 2001, when an involuntary bankruptcy proceeding under Chapter 7 of the Bankruptcy Code was commenced against Crescent Services Corp. in a case styled In re: Crescent Services, Inc., Number 01-30189-H4-11, U.S. Bankruptcy Court, Southern District of Texas. Shortly thereafter, this was converted into a Chapter 11 debtor-in-possession proceeding. In July 2001, we purchased certain assets of Crescent Services Corp. for the cash sum of $105,000.

     On July 23, 2001, we entered into a Stock Exchange Agreement with the shareholders of Solis Communication, Inc. that is in the co-location hosting and connectivity systems business. Solis was originally founded by Robert E. Davis to capitalize on the telecommunications' industry economic downturn by providing affordable co-location facilities to Internet service providers. Pursuant to the Stock Exchange Agreement, we acquired all of the issued and outstanding shares of Solis Communication, which became our wholly-owned subsidiary. In exchange, we issued an aggregate of 600 shares of our Series A Convertible Non-Redeemable Preferred Stock to the three shareholders of Solis, who were Robert E. Davis, Jeff Olexa and Manfred Sternberg. On a fully converted basis, the former shareholders of Solis beneficially own an aggregate of approximately 28,000,000 shares of our common stock.

     In October 2001, Mr. Davis and a company that he controls loaned us $100,000 to fund operating expenses. This loan is convertible into common stock at a conversion price of $.05 per share. We recognized interest expense of $100,000 related to the discount between the conversion price and the common stock's current market price. In March 2002 Mr. Davis loaned us an additional $100,000 to fund operating expenses under the same terms and conditions as his previous loan.

     In October 2001, Mr. Sternberg loaned us $66,185 to fund operating expenses. This loan is convertible into common stock at a conversion price of $.05 per share. We recognized interest expense of $66,185 related to the discount between the conversion price and the common stock's current market price. In January and February 2002, Mr. Sternberg loaned us an additional $34,000 under the same terms and conditions as his previous loan.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     We have no audit committee, no compensation committee and no nominating committee. Decisions concerning Executive Officer compensation for 2002 were made by the full Board of Directors. Mr. Sternberg and Mr. Olexa are our only Directors who are also our Officers. The Board of Directors took action at Board meetings six times during the year ended December 31, 2002. All Directors were present for at least 75% of the Board meetings or unanimous written consents. There is no family relationship between or among any of our Directors and Executive Officers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers, and persons who own beneficially more than ten percent of our common stock, to file reports of their stock ownership and changes of their stock ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from these reporting persons, we believe that our Directors, Executive Officers, and our ten percent shareholders have complied with Section 16(a) of the Securities Exchange Act of 1933, except Mike McDonald and David Loeschner who each filed one late Form 3.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the years ended December 31, 2002, 2001 and 2000 of certain of our Executive Officers. No other Executive Officer of ours received compensation that exceeded $100,000 during the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                               LONG TERM COMPENSATION
                        ANNUAL COMPENSATION            AWARDS          PAYOUTS

                                        OTHER               SECURITIES                     ALL
                                       ANNUAL   RESTRICTED  UNDERLYING                    OTHER
NAME & PRINCIPAL                       COMPEN-    STOCK      OPTIONS/   LTIP             COMPEN-
    POSITION        YEAR(1)   SALARY    BONUS     SATION      AWARDS    SARS   PAYOUTS    SATION
-------------------------------------------------------------------------------------------------

Manfred Sternberg,     2002  $ 94,800    --0--       --0--       --0--  --0--    --0--  $34,000(2)
CEO, Director          2001  $ 72,000    --0--       --0--       --0--  --0--    --0--  $66,185(2)

Jeff Olexa, CTO        2002  $172,304    --0--       --0--       --0--  --0--    --0--      --0--
Director               2001  $ 74,398


-------------------------------
(1)  For  accounting  purposes,  the  inception  of  our  business  was in 2001.

(2): This is the value of the note payable conversion feature for funds loaned to us by Mr. Sternberg. The value is based on the difference in the conversion price and the market value at the date of the loan.


                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                         NUMBER OF SECURITIES        PERCENT OF TOTAL
   NAME & PRINCIPAL     UNDERLYING OPTIONS/SARS  OPTIONS/SARS GRANTED TO   EXERCISE OF  EXPIRATION
       POSITION                 GRANTED          EMPLOYEES IN FISCAL YEAR  BASE PRICE      DATE
---------------------------------------------------------------------------------------------------

Manfred Sternberg, CEO                    --0--  N/A                       N/A          N/A

Jeff Olexa, CTO                           --0--  N/A                       N/A          N/A

     As of December 31, 2002, stock options issued to employees aggregated 2,753,800 shares with an exercise price of $0.10 per share. Of such amount, 2, 143,800 were vested at December 31, 2002 and the remainder vested in February 2003. The value of outstanding options is $364,446 at December 31, 2002. None of these options were issued to Executive Officers.

     During 2002, we issued warrants aggregating 1,470,000 shares to certain non-employees that remain unexercised as of December 31, 2002. The warrants have exercise prices ranging from $0.10 to $0.75 per share. At December 31, 2002, 1,150,000 warrants are vested with the remainder vesting at various dates through July 2003. The value of outstanding warrants is $54,400 at December 31, 2002.

                                    AGGREGATED OPTION/SAR EXERCISES IN
                              LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

FY-END OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                          OPTIONS/SARS AT            OPTIONS/SARS AT
NAME & PRINCIPAL          SHARES ACQUIRED   VALUE         FISCAL YEAR-END            FISCAL YEAR-END
POSITION                    ON EXERCISE    REALIZED  EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
------------------------  ---------------  --------  -------------------------  -------------------------

Manfred Sternberg, CEO              --0--     --0--            --0--  /  --0--          --0--       --0--
and Director

Jeff  Olexa, CTO                    --0--     --0--            --0--  /  --0--          --0--   /   --0--
and Director

DIRECTOR COMPENSATION

     We do not currently pay any cash Directors' fees, but we pay the expenses of our Directors in attending board meetings.

EMPLOYEE STOCK OPTION PLANS

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. In 2002, we adopted the 2002 Stock and Stock Option Plan (the "Plan") for employee and Directors. The purpose of the Plan is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and Directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest n us, thus enhancing their personal interest in our continued success and progress. The Plan also assists us and our subsidiaries in attracting and retaining key employees and Directors. The Plan is administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plan, to establish the terms of the stock and options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plan. The maximum aggregate number of shares of common stock that may be granted or optioned and sold under the Plan is 450,000. As of April 22, 2003, 170,000 shares of common stock have been granted pursuant to the Plan. Our shareholders are being asked to approve the Plan in Proposal 3.

EMPLOYMENT AGREEMENT

     We do not have any employment agreements with our Directors, Officers or employees.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information at March 31, 2003, with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock, (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

         NAME  AND                NUMBER OF SHARES OF COMMON      PERCENTAGE OF
      ADDRESS OF OWNER             STOCK BENEFICIALLY OWNED   BENEFICIAL OWNERSHIP
--------------------------------  --------------------------  ---------------------

Manfred Sternberg,                                11,360,450               36.0%(1)
701 N. Post Oak, Suite 630
Houston, Texas  77024

Robert Davis                                      13,621,050               40.4%(2)
701 N. Post Oak, Suite 630
Houston, Texas  77024

Jeff Olexa                                         7,284,000               26.2%(3)
701 N. Post Oak, Suite 630
Houston, Texas  77024

David Loeschner
701 N. Post Oak, Suite 630                           416,666               2.5% (4)
Houston, Texas  77024

Mike McDonald
701 N. Post Oak, Suite 630                               -0-                   -0-%
Houston, Texas  77024

Yolana Partnership, Ltd.                           2,993,000               13.6%(5)
9801 Collins Avenue Apt. 6 G
Bal Harbor, FL 33154

Debra B. Tritt                                     2,993,000               13.6%(6)
9801 Collins Avenue Apt. 6 G
Bal Harbor, FL 33154

Julie A. Tritt                                     2,993,000               13.6%(5)
9801 Collins Avenue Apt. 6 G
Bal Harbor, FL 33154

George Speaks                                      5,525,000               21.5%(7)
701 N. Post Oak, Suite 630
Houston, Texas  77024

                                  --------------------------  ---------------------
All Executive Officers and
Directors as a group (5 persons)                  32,682,166               62.0%(8)
                                  ==========================  =====================


                                       10

-------------------------------
(1) Of the 11,360,450 shares beneficially owned by Mr. Sternberg: 9,174,400 shares are common shares issuable upon the conversion of preferred shares of which 7,309,000 shares are owned indirectly through Five Star Mountain, L.P. whose general partner is Manfred Sternberg & Associates, P.C. whose president is Manfred Sternberg; 2,003,700 are common shares issuable upon conversion of certain notes payable at Mr. Sternberg's election; and 182,350 shares are owned by Mr. Sternberg.

(2) Of the 13,621,050 shares beneficially owned by Mr. Davis: 9,202,600 shares are common shares issuable upon the conversion of preferred shares of which 7,959,000 shares are owned indirectly through Madred Partners, Ltd. which is a family partnership of Mr. Davis; 4,000,000 are common shares issuable upon conversion of certain notes payable at Mr. Davis's election; and 418,450 shares are owned by Mr. Davis.

(3) The 7,284,000 shares beneficially owned by Mr. Olexa are common shares issuable upon the conversion of preferred shares, of which preferred shares, Mr. Olexa granted an option for the number of preferred shares convertible into an aggregate of 3,109,000 shares of common stock to Messrs. Sternberg and Davis.

(4) Includes 416,000 shares underlying options that are immediately exercisable.

(5) Yolana Partnership, Ltd. is the record owner of these shares, which include 1,150,000 shares issuable upon the conversion of preferred stock. Julie A. Tritt is the beneficial owner of the Yolana Partnership, Ltd. and all of the shares held of record by Yolana Partnership, Ltd.

(6) Debra B. Tritt is the president of Simkova, LLC which is the general partner of Yolana Partnership, Ltd. and she is the mother of Julie A. Tritt.

(7) The 5,525,000 shares beneficially owned by Mr. Speaks are common shares issuable upon the conversion of preferred shares.

(8) Of the 32,265,500 shares beneficially owned by Messrs. Sternberg, Davis, Loeschner and Olexa, 25,661,000 are common shares issuable upon the conversion of preferred shares, 6,003,700 are common shares issuable upon conversion of certain notes payable, 600,800 shares are owned by Mr. Sternberg and Mr. Davis, and 416,000 are shares underlying Mr. Loeschner's options.

     We know of no circumstances that could result in a change of control of us.

    ------------------------------------------------------------------------

   (2) TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 85,000,000 SHARES OF COMMON STOCK

    ------------------------------------------------------------------------

     The Board of Directors unanimously recommends a vote FOR the amendment to the Articles of Incorporation. The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Attachment "A." The affirmative vote of a majority of the issued and outstanding shares of Common Stock and the voting power of the Series A Preferred Stock and the Series B Preferred Stock entitled to vote at the Annual Meeting is required for the amendment to the Articles of Incorporation in Proposal 2.

     Our Certificate of Incorporation presently authorizes 50,000,000 shares of common stock. On March 31, 2003, we had outstanding approximately 20,091,251 shares of common stock. On March 31, 2003, we had outstanding 120 shares of Series A Preferred Stock which votes along with common stock and the class of Series A Preferred Stock is entitled to vote, in the aggregate, a total of 28,077,000 votes and is convertible into 28,077,000 shares of common stock. On March 31, 2003, we had outstanding 23 shares of Series B Preferred Stock which votes along with common stock and the class of Series B Preferred Stock is entitled to vote, in the aggregate, a total of has an aggregate of 1,150,000 votes and is convertible into 1,150,000 shares of common stock. On March 31, 2003, we had outstanding approximately 2,753,800 options on common stock outstanding and 1,670,000 warrants for common stock. On March 31, 2003, we had outstanding long and short term notes which are convertible into approximately 6,003,700 shares of common stock. If we were to reserve a sufficient amount of unissued common for all of these conversions and exercises, we would have to reserve an aggregate of 39,6545,500 shares of common stock. However, we currently have only 29,908,749 shares of unissued common stock available to reserve for the conversions and exercises, or a shortage of 9,745,751 shares of common stock for future conversions and exercises.

     If, on March 31, 2003, our Series A Preferred Stock had been converted into common stock, we would have issued approximately 28,077,000 shares of common stock. If, on March 31, 2003, our Series B Preferred Stock had been converted into common stock, we would have approximately 1,150,000 shares of common stock. If, on March 31, 2003, all of the outstanding preferred stock had been converted into common stock, and all of the outstanding options and warrants had been exercised into common stock, and all of the outstanding long and short term notes had been converted into common stock, then on that date we would have had outstanding a total of 50,000,000 shares of common and we would have been unable to issue approximately 9,745,751 additional shares of common stock required by such exercises and conversions.

     The purpose of this amendment is to allow us to reserve a sufficient number of shares of common stock for option and warrant exercises and preferred stock conversions, and to have a sufficient number of shares of common stock available for future issuance.

     Article II of the Articles of Incorporation will be amended in its entirety to read:

"Article II.

(a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

(b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."


    ------------------------------------------------------------------------

             (3)     TO APPROVE THE 2002 STOCK AND STOCK OPTION PLAN

    ------------------------------------------------------------------------


     The Board of Directors unanimously recommends a vote FOR the approval of the 2002 Stock and Stock Option Plan. The 2002 Stock and Stock Option Plan is attached hereto as Attachment "B." The affirmative vote of a majority of the shares of Common Stock, the voting power of the Series A Preferred Stock, and the voting power of the Series B Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 3. Shareholder approval will make the Plan a tax-qualified plan.

2002 STOCK AND STOCK OPTION PLAN

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. In June 2002, we adopted the 2002 Stock and Stock Option Plan (the "Plan") for employee and Directors. The purpose of the Plan is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and Directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plan also assists us and our subsidiaries in attracting and retaining key employees and Directors. The Plan is administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plan, to establish the terms of the stock and options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plan. The maximum aggregate number of shares of common stock that may be granted or optioned and sold under the Plan is 450,000. As of April 22, 2003, 170,000 shares of common stock have been granted pursuant to the Plan to non-employee consultants.

     The effective date of the Plan is June 1, 2002. Stock or Options may be granted under the Plan only within 10 years from the effective date of the Plan. The Committee for the Plan votes on any matters affecting the administration of the Plan or the grant of any Stock or Option. The Board may act as the Committee or the Board may appoint a Committee. The Committee may:

1.   select the participants in the Plan;

2. establish the terms of the Stock or Options granted to each participant which may not be the same in each case;

3. determine the total number of shares of Stock to grant to a grantee, or Options to grant to an Optionee, which may not be the same amount to each eligible person in each case "Eligible Persons" means those persons who, at the time that an Award is granted, are (i) our Officers, Directors or employees of the Company or Affiliate or (ii) our attorneys, consultants or subcontractors of the Company or affiliate;

4. fix the Option period for any Option granted which may not be the same in each case;

5.   make all other determinations necessary or advisable under the Plan.

6. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

7. The Committee has the sole and absolute discretion to determine whether the performance of an eligible person justifies an award under the Plan, and to determine the amount of the award.

8. The Committee has full and exclusive power to construe and interpret the Plan, to prescribe and rescind rules and regulations relating to the Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

     The maximum aggregate number of shares of our common stock that may be granted or Optioned and sold under the Plan is 450,000 shares. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Stock or Option. The Plan provides for both Incentive and Nonqualified stock and options.

     Each Option granted under the Plan shall satisfy the following requirements.

     (a) Written Option. An Option shall be evidenced by a written agreement specifying (i) the number of shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various agreements.

     (b) Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     (c) Option Exercisability. The Committee, on the grant of an Option, each Option shall be exercisable only in accordance with its terms.

     (d) Acceleration of Vesting. The Committee may, in it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     (e) Option Price. The Option price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     (f) Termination of Employment. Any Option which has not vested at the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     (g) Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died.

     (h) Retirement. Any Option which has not vested at the time the Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be any time during the Option Period regardless of employment status.

     (i) Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the IRS Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled.

     In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

     Any Option not intended to qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements as an Incentive Stock Option.

     An Option granted under the Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under the Plan until a certificate or certificates for the Shares have been delivered to him. An Option granted under the Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with the Plan as to the remaining Shares subject to the Option.

     If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, Stock split, Stock dividend, rights offering, or other expansion or contraction of our Common Stock occurs, the number and class of Shares for which Options are authorized to be granted under the Plan, the number and class of Shares then subject to Options previously granted under the Plan, and the price per Share payable upon exercise of each Option outstanding under the Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of Stock covered by the Option would have been entitled to receive in connection with such event. In the event that a change of our control has occurred any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant.

     We shall bear the expenses of administering the Plan.

     The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under
Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options,
(b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive Stock Option or such other Stock Option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

     Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, Officer, Director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the

Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a Stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of Stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation. The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

     With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     The provisions of the Plan shall be construed, administered, and governed Under the laws of the State of Texas.

     If our shareholders do not approve the Plan, then it will remain in force as a non-tax-qualified plan. All of the shares and all of the shares underlying the options in the Plan were registered on Form S-8 in 2002.

                                NEW PLAN BENEFITS
                                     FOR THE
                        2002 STOCK AND STOCK OPTION PLAN

Name and                      Dollar     Number of
Position                      Value ($)  Shares of Common Stock
---------------------------------------------------------------

Manfred Sternberg                   -0-                     -0-
Jeff Olexa                          -0-                     -0-
Executive Group                     -0-                     -0-
Non-Executive Director Group        -0-                     -0-
Non-Executive Officer
     Employee Group                 -0-                     -0-

     We cannot determine at this time the recipients or the amount of future issuances under the Plan.


                        SECURITIES AUTHORZED FOR ISSUANCE
                        UNDER EQUITY COMPENSATION PLANS
                    AND EQUITY COMPENSATION PLAN INFORMATION


                                                                                                NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                               NUMBER OF SECURITIES TO BE                                      FUTURE ISSUANCE UNDER
                                 ISSUED UPON EXERCISE OF       WEIGHTED-AVERAGE EXERCISE     EQUITY COMPENSATION PLANS
                                  OUTSTANDING OPTIONS,       PRICE OF OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                  WARRANTS AND RIGHTS.           WARRANTS AND RIGHTS.         REFLECTED IN COLUMN (a))

                                           (a)                            (b)                           (c)

-----------------------------  ---------------------------  -------------------------------  --------------------------
Equity compensation plans
approved by security holders.  None                         None                             None

-----------------------------  ---------------------------  -------------------------------  --------------------------
Equity compensation plans not
approved by security holders.                   4,223,800   $                           .21                     280,000

-----------------------------  ---------------------------  -------------------------------  --------------------------
TOTAL                                        4,223,800 (1)  $                           .21                     280,000

-----------------------------  ---------------------------  -------------------------------  --------------------------
(1)     These are stock options that we gave as individual compensation arrangements to employees and third parties.
        The issuance of these options was approved by the board of Directors.

    -------------------------------------------------------------------------

        (4)  TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, L.L.P.
            AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING
                                DECEMBER 31, 2003

    -------------------------------------------------------------------------


     The Board of Directors has selected Ham, Langston & Brezina, L.L.P. as the Company's independent auditor for the year ending December 31, 2003, which is the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Ham, Langston & Brezina, L.L.P., independent auditor of the Company for the year ending December 31, 2003. The affirmative vote of a majority of the shares of Common Stock and the voting power of the Series A Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 4.

     In the event the appointment of Ham, Langston & Brezina, L.L.P. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the year ending December 31, 2003. A representative of Ham, Langston & Brezina, L.L.P. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Ham, Langston & Brezina, L.L.P. as independent auditor for year ending December 31, 2003.

AUDIT FEES

     Ham, Langston & Brezina, L.L.P. billed us in the aggregate amount of $ 9,513.00 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for the year ended December 31, 2002. We were also billed for professional services rendered from Boyd & Boyd in the aggregate amount of $21,000.00 and Hausman Financial in the aggregate amount of $2,734.37 for other accounting services, audits or reviews done in the year ended December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     In the year ended December 31, 2002, Ham, Langston & Brezina, L.L.P. did not bill us for, nor perform, any financial information systems design or implementation. In the year ended December 31, 2002, we were not billed for professional services from any other accounting firm for information systems design or implementation.

ALL OTHER FEES

     We were billed for professional services rendered from Boyd & Boyd in the aggregate amount of $21,000.00 and Hausman Financial in the aggregate amount of $2,734.37.

AUDITOR INDEPENDENCE

     Our Board of Directors considers that the work done for us in the year ended December 31, 2002 by Ham, Langston & Brezina, L.L.P. is compatible with maintaining Ham, Langston & Brezina, L.L.P.'s independence.

AUDITOR'S TIME ON TASK

     At least 50% of the work expended by Ham, Langston & Brezina, L.L.P. on our December 31, 2002 audit was attributed to work performed by Ham, Langston & Brezina, L.L.P.'s full-time, permanent employees.

    -------------------------------------------------------------------------

                              (5)     OTHER MATTERS

    -------------------------------------------------------------------------


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting of Stockholders is November 30, 2003.

                                             BY ORDER OFF THE BOARD OF DIRECTORS
                                             /S/ MANFRED STERNBERG
                                             DIRECTOR, CHIEF EXECUTIVE OFFICER
                                             AND TREASURER

MAY 6, 2003
HOUSTON, TEXAS

                                 Attachment "A"

                                     Form of
                            Certificate of Amendment
                                     To the
                            Articles of Incorporation



                            CERTIFICATE OF AMENDMENT
                                      TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          CRESCENT COMMUNICATIONS, INC.

We, the undersigned, David Loeschner, President of CRESCENT COMMUNICATIONS, INC., and Barbara Fullerton, Secretary of CRESCENT COMMUNICATIONS, INC., hereby certify that:

Pursuant to Nevada Revised Statutes NRS 78.385 and NRS 78.390, the undersigned corporation adopted the following Articles of Amendment to its Articles of Incorporation.

Article II of the Articles of Incorporation is amended in its entirety to read:

"Article II.

(b) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

(b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."



     The Board of Directors recommended and consented to this amendment on April 8, 2003. A majority of the shareholders of the corporation voted at a meeting of shareholders to amend the Articles of Incorporation. A total of ______,000 shares of common stock, ____________ shares of the Series A Preferred Stock and __________ shares of the Series B Preferred Stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment and a majority of each class of stock entitled to vote on this amendment.



                         (signed) _____________________________
                         by  /s/ David Loeschner
                         David Loeschner , President



                         (signed) _____________________________
                         by  /s/ Barbara Fullerton
                         Barbara Fullerton, Secretary

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared David Loeschner, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of office this _______ day of June ___, 2003.


                              (signed)_________________________________
[Notary  Seal]                /s/ _____________________________________
                              NOTARY PUBLIC IN AND FOR THE
                              STATE OF TEXAS


My  commission  expires  _______________



STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Barbara Fullerton, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of office this _______ day of June 2003.

                              _________________________________
[Notary Seal]                 /s/_______________________________
                              NOTARY PUBLIC IN AND FOR THE
                              STATE OF TEXAS

My commission expires _______________

                                 Attachment "B"

                          Stock and Stock Option Plan


                        THE CRESCENT COMMUNICATIONS, INC.

                        2002 STOCK AND STOCK OPTION PLAN


1.   PURPOSE. The purpose of the Crescent Communications, Inc. 2002 Stock and
     -------
     Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock or stock options to key employees, directors and Eligible Persons who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees, directors and eligible persons. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in
     Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended. Stock granted pursuant to this Plan, or Stock issued in connection with the exercise of Stock Options issued to this Plan, may be registered on Form S-8 or other appropriate form of registration statement.

     RULE 16B-3 PLAN. The Company is subject to the reporting requirements of
     ---------------
     the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     EFFECTIVE DATE OF PLAN. The effective date of this Plan shall be June 1,
     -----------------------
     2002 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

2.   DEFINITIONS. The following definitions shall apply to this Plan:
     -----------

     (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Stock or Options are granted to a participant.

     (c) "Award" means each of the following granted under this Plan: Stock, Incentive Stock Options or Nonqualified Stock Options.

     (d)  "Board" means the board of directors of the Company.

     (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or
          (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

     (f)  "Change in Control" means, for purposes of this Plans

          1. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

          2. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

     (g) "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     (h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors. If there is no Committee, then the Board of Directors shall assume the duties of the Committee.

     (i) "Common Stock" or Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

     (j) "Company" means Crescent Communications, Inc., a Nevada corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     (k) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

     (l) "Date of Grant" means the date on which the Committee grants Stock or Options.

     (m) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (n) "Non Employee Director" means a "Non Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

     (o) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Company or Affiliate or (ii) attorneys, consultants or subcontractors of the Company or affiliate.

     (p) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     (r) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade
                           -------------------
          on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

     (s) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

     (t) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

     (u)  "Option" means a stock option granted pursuant to the Plan.

     (v) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

     (w) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

     (x) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

     (y) "Plan" means this 2002 Stock and Stock Option Plan as may be amended from time to time.

     (z) "Share" or "Stock" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

    (aa) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

    (bb) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by an Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

    (cc) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.


3.   ADMINISTRATION.
     --------------

     (a) This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     (b) If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Stock or Option pursuant to the Plan, except that no such member shall act on the granting of Stock or an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

     (c) Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

          1.   select the participants in this Plan;

          2. establish the terms of the Stock or Options granted to each participant which may not be the same in each case;

          3. determine the total number of shares of Stock to grant to a grantee, or options to grant to an Optionee, which may not be the same amount to each Eligible Person in each case;

          4. fix the Option period for any Option granted which may not be the same in each case; and

          5. make all other determinations necessary or advisable under the Plan.

          6. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

          7. The Committee has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an award under this Plan, and to determine the amount of the award.

          8. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.
     (d) A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.   SHARES  SUBJECT  TO  STOCK  GRANT  OR  STOCK  OPTION  GRANT.  Subject
     -----------------------------------------------------------
     to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of Shares that may be granted or optioned and sold under the Plan shall be 450,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     (a)  Eligible Persons . Every Eligible Person, as the Committee in its
     ---  ----------------
          sole discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Stock or Option, including, without limitation;

            (i)   the financial condition of the Company or its Subsidiaries;

            (ii)  expected profits for the current or future years;

            (iii) the contributions of a prospective participant to the profitability or success of the Company or its Subsidiaries; and

            (iv) the adequacy of the prospective participant's other compensation.

            Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     (b)  No Right of Employment. A Grantee's or an Optionee's right, if any,
     ---  ----------------------
          to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any

5.   REQUIREMENTS OF OPTION GRANTS. Each Option granted under this Plan
     ------------------------------
     shall satisfy the following requirements.

     (a)  Written Option. An Option shall be evidenced by a written Agreement
     ---  --------------
          specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

     (b)  Duration of Option. Each Option may be exercised only during the
     ---  ------------------
          Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     (c)  Option Exercisability. The Committee, on the grant of an Option, each
          ---------------------
               Option shall be exercisable only in accordance with its terms.

     (d)  Acceleration of Vesting. Subject to the provisions of Section 5(b),
     ----------------------------
     the Committee may, in it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     (e)  Option Price. Except as provided in Section 6(a) the Option price
     ---  ------------
          of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     (f)  Termination of Employment Any Option which has not vested at the
     ---  -------------------------
          time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     (g)  Death. In the case of death of the Optionee, the beneficiaries
     ---  -----
          designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

     (h)  Retirement. Any Option which has not vested at the time the
     ---  ----------
          Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

     (i)  Disability. In the event of termination of Continuous Service due
     ---  ----------
          to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6.   INCENTIVE STOCK OPTIONS. Any Options intended to qualify as an
     ------------------------
Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     (a)  Ten Percent Shareholders. An Option intended to qualify as an
     ---  ------------------------
          Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of
          Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     (b)  Limitation on Incentive Stock Options The aggregate Fair Market
     ---  -------------------------------------
          Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     (c)  Exercise of Incentive Stock Options. No disposition of the shares
     ---  -----------------------------------
          underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

     (d)  Approval of Plan. No Option shall qualify as an Incentive Stock
     ---  ----------------
          Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7.   NONQUALIFIED AND INCENTIVE STOCK OPTIONS. Any Option not
     ----------------------------------------
     intended to qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.   METHOD OF EXERCISE. An Option granted under this Plan shall be
     ------------------
     deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to
     Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.   TAXES. COMPLIANCE WITH LAW: APPROVAL OF REGULATORY BODIES. The
     --------------------------------------- -----------------
     Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

               Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.  ASSIGNABILITY. An Option granted under this Plan is not transferable
     -------------
     except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11.  ADJUSTMENT UPON CHANGE OF SHARES. If a reorganization, merger,
     --------------------------------
     consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12.  ACCELERATIONS OF OPTIONS UPON CHANGE IN CONTROL. In the event that a
     -----------------------------------------------
     Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.  LIABILITY OF THE COMPANY. The Company, its Parent and any Subsidiary
     ------------------------
     that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the grant of Stock or the exercise of an Option.

14.  EXPENSES OF PLAN. The Company shall bear the expenses of administering
     ----------------
     the Plan.

15.  DURATION OF PLAN. Stock or Options may be granted under this Plan only
     ----------------
     within 10 years from the effective date of the Plan.

16.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN. The Board of
     --------------------------------------------
     Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
     Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan,
     (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive

     Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17.  FORFEITURE. Notwithstanding any other provisions of this Plan, if the
     ----------
     Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

          The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.  INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect
     -----------------------------------------------------------
     to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19.  GENDER. If the context requires, words of one gender when used in this Plan
     ------
     shall include the others and words used in the singular or plural shall include the other.

20.  HEADINGS. Headings of Articles and Sections are included for convenience of
     --------
     reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.  OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any
     ------------------------
     other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.  OTHER OPTIONS OR AWARDS. The grant of Stock or an Option or Awards shall
     -----------------------
     not confer upon the Eligible Person the right to receive any future or other Stock, Options or Awards under this Plan, whether or not Stock, Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Stock, Options or Awards upon the same terms or conditions as previously granted.

23   GOVERNING LAW. The provisions of this Plan shall be construed,
     -------------
     administered, and governed under the laws of the State of Texas.

                                      PROXY
                          CRESCENT COMMUNICATIONS, INC.


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2003

     The undersigned hereby appoints Manfred Sternberg and Robert Davis and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock and Series A Preferred Stock and Series B Preferred Stock of Crescent Communications, Inc. held of record by the undersigned on March 31, 2003, at the Annual Meeting of Stockholders to be held at 701 North Post Oak Road, Suite 500, Houston, Texas 77024, on May 30, 2003 at 10:00 a. m. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES NAMED IN NUMBER 1, (II) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN NUMBER 2, (III) FOR THE 2002 STOCK AND STOCK OPTION PLAN IN NUMBER 3, AND (IV) FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2003.

1. THE ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)


     [ ]     FOR ALL NOMINEES LISTED         [ ]    WITHHOLD AUTHORITY TO
             BELOW EXCEPT AS MARKED                 VOTE FOR ALL NOMINEES BELOW.
             TO THE CONTRARY.

     MANFRED STERNBERG                       ROBERT DAVIS


     MR. JEFF OLEXA                          WILLIAM KOEHLER


                         GILBERT GERTNER

2. THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 85,000,000 SHARES OF COMMON STOCK.


     [ ]     FOR               [ ]     AGAINST               [ ]     ABSTAIN


3.   THE PROPOSAL TO APPROVE THE 2002 STOCK AND STOCK OPTION PLAN.


     [ ]     FOR               [ ]     AGAINST               [ ]     ABSTAIN


4. THE PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2003.


     [ ]     FOR               [ ]     AGAINST               [ ]     ABSTAIN


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


     [ ]     FOR               [ ]     AGAINST               [ ]     ABSTAIN

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-----------------                             ----------------------------------
NUMBER OF                                     SIGNATURE
SHARES OWNED



                                              ----------------------------------
                                              (TYPED OR PRINTED NAME)



                                              ----------------------------------
                                              SIGNATURE IF HELD JOINTLY



                                              ----------------------------------
                                              (TYPED OR PRINTED NAME)



                                              DATED: ____________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                            Supplemental Information
                            ------------------------
            Not to be Provided in the Proxy Statement to Stockholders
            ---------------------------------------------------------

     The Plan described herein does not require that the Company register the
options or the shares underlying options.   However, the shares of stock
underlying the options have already been registered. The options have not been registered.

     The Company believes that each of the persons receiving these securities has the knowledge and experience in financial and business matters which allows them to evaluate the merits and risk of the receipt of these securities of the Company. In such capacity they are knowledgeable about the Company's operations and financial condition. These transactions are effected by the Company in reliance upon exemptions from registration under the Securities Act of 1933 as amended (the "Act") as provided in Section 4(2) thereof. Each certificate issued for unregistered securities contains a legend stating that the securities have not been registered under the Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did the Company pay any commissions or fees to any underwriter in connection with any of these transactions. None of the transactions involves a public offering.